UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2023

Date of reporting period: October 31, 2023

Item 1.    Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Ninety One Global Franchise Fund Ninety One International Franchise Fund Ninety One Emerging Markets Equity Fund Ninety One Global Environment Fund INVESTMENT ADVISER: NINETY ONE NORTH AMERICA, INC.

Advisors’ Inner Circle Fund III October 31, 2023 Annual Report

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS
OCTOBER 31, 2023

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at https://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-844-IAM-USA1; and (ii) on the SEC’s website at https://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND OCTOBER 31, 2023 (UNAUDITED)

Ninety One Global Franchise Fund – Annual Review – November 1, 2022 to October 31, 2023

Fund performance

The Fund underperformed the MSCI ACWI Index.

The Fund modestly underperformed its comparison index over the year. Stock selection in consumer staples and IT (no NVIDIA, Meta) were the biggest detractors at the sector level, offset in part by stock selection in consumer discretionary and communication services.

In terms of holdings, Estee Lauder reduced its guidance due to weakness in China, while Roche was impacted by COVID-related sales declines, masking a positive core earnings report. Fellow healthcare company Johnson & Johnson has been battling legal headwinds related to historical talc litigation, and we have engaged with the company on this matter.

Charles Schwab got caught up in SVB-related weakness, though the company has calmed withdrawal concerns in its most recent results. Closing out the laggards, wealth manager St. James’s Place has slipped back given a challenging environment for flows and a poorly received change to the company’s fee structure. Although the change could reduce the company’s earnings in the short term, we are comfortable with management’s assertion that it will make the company more competitive.

More positively, gaming company NetEase gained amid positive momentum from its recent releases and further signs that the sector is normalising. Booking Holdings has benefited from a strong-than-expected recovery in the travel space, while ASML has outperformed, especially since late 2022 into Q1. The company’s order book stands close to €40bn, offering long-term visibility. Most recently, the company has benefitted from hopes that adoption of chips used in artificial intelligence computing could accelerate the sector’s growth.

Microsoft advanced, with investors gravitating toward their balance-sheet strength, durable revenue streams. In addition, the company posted robust recent results and a positive outlook, with both consumer and commercial sides of the business improving. Growth going forward will be further supported with the acceleration of AI related products and services. Skincare provider Beiersdorf contributed. In August, the company’s first-half earnings were strong in terms of revenue growth and margin, driven by the consumer unit, and the annual outlook was raised.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND OCTOBER 31, 2023 (UNAUDITED)

Definition of the Comparative Index

The MSCI All Country World Index (Net) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world and is calculated with dividends reinvested after deduction of withholding tax.

The information may discuss general market activity or industry trends and is not intended to be relied upon as a forecast, research or investment advice. The economic and market views presented herein reflect Ninety One North America, Inc.’s judgment as at the date shown and are subject to change without notice. There is no guarantee that views and opinions expressed will be correct, and Ninety One North America, Inc.’s intentions to buy or sell particular securities in the future may change. The investment views, analysis and market opinions expressed may not reflect those of Ninety One North America, Inc.’s as a whole, and different views may be expressed based on different investment objectives. This communication is based on internal data, public and third party sources. Although we believe the information to be reliable, we have not independently verified it, and we cannot guarantee its accuracy or completeness. Ninety One North America, Inc.’s internal data may not be audited. Holdings are subject to change. Current and future holdings are subject to risk.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND OCTOBER 31, 2023 (UNAUDITED)

Comparison of Change in the Value of a $10,000 Investment in the Ninety One Global Franchise Fund, I Shares, versus the MSCI All Country World Index (Net).

	TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2023*

	1 Year	3 Year	5 Year	Cumulative Inception to Date**
I Shares shares*	9.97%	5.90%	7.92%	7.04%
A Shares shares (without sales charge)**	9.73%	5.65%	7.66%	6.37%
A Shares shares (with sales charge)**	3.39%	3.59%	6.39%	5.13%
MSCI All Country World Index (Net)	10.50%	6.68%	7.47%	5.84%

* Fund commenced operations on December 11, 2017. The graph is based on I Shares only; Performance for A Shares would have been lower due to a maximum front-end sales charge of 5.75% and differences in fee structures.

** Commenced operations on September 28, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 2.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND OCTOBER 31, 2023 (UNAUDITED)

Ninety One International Franchise Fund – Annual Review – November 1, 2022 to October 31, 2023

Fund performance

The Fund outperformed the MSCI ACWI ex-US Index.

Stock selection in IT and communication services delivering a healthy dose of alpha, offset in part by stock selection in health care. Software companies SAP and Constellation have delivered robust results through the year, while gaming company NetEase gained amid positive momentum from its recent releases and further signs that the sector is normalising. Hermes International outperformed following its excellent operating results over the year, while skincare provider Beiersdorf also contributed. In August, the company’s first-half earnings were strong in terms of revenue growth and margin, driven by the consumer unit, and the annual outlook was raised.

More negatively, Roche was impacted by a couple of underwhelming trial results and COVID-related sales declines, which outweighed an otherwise positive core earnings performance. Biotech firm CSL detracted with no clear catalyst, while life sciences company Lonza slipped back after announcing CEO Pierre-Alain Ruffieux would be leaving at the end of September. However, the positive dynamics for biologics remain intact and should be supportive for Lonza. Hangzhou Tigermed was the leading detractor after clinical research trials in China were heavily reduced due to China’s COVID restrictions.

Lab equipment maker Sartorius fell back after cutting its FY23 guidance as demand weakens following the pandemic, but management continues to view this period of demand normalisation as a temporary headwind and therefore reiterated its FY25 guidance. Credit report provider Experian detracted, masking encouraging results that showed its LatAm business continuing to scale revenues and margins, while the UK is benefiting from a raft of product launches, which will help that unit’s margin recovery.

Definition of the Comparative Index

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the US) and 27 Emerging Markets countries. With 2,350 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND OCTOBER 31, 2023 (UNAUDITED)

The information may discuss general market activity or industry trends and is not intended to be relied upon as a forecast, research or investment advice. The economic and market views presented herein reflect Ninety One North America, Inc.’s judgment as at the date shown and are subject to change without notice. There is no guarantee that views and opinions expressed will be correct, and Ninety One North America, Inc.’s intentions to buy or sell particular securities in the future may change. The investment views, analysis and market opinions expressed may not reflect those of Ninety One North America, Inc.’s as a whole, and different views may be expressed based on different investment objectives. This communication is based on internal data, public and third party sources. Although we believe the information to be reliable, we have not independently verified it, and we cannot guarantee its accuracy or completeness. Ninety One North America, Inc.’s internal data may not be audited. Holdings are subject to change. Current and future holdings are subject to risk.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND OCTOBER 31, 2023 (UNAUDITED)

Comparison of Change in the Value of a $10,000 Investment in the Ninety One International Franchise Fund, I Shares, versus the MSCI All Country World Index (Net).

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2023

	1 Year	Inception to Date*

I Shares*	15.02%	-7.22%

MSCI All Country World ex-US Index (Net)	12.07%	-7.93%

* Commenced operations on August 31, 2021. The graph is based on I Shares only.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 4.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND OCTOBER 31, 2023 (UNAUDITED)

Ninety One Emerging Markets Equity Fund – Annual Review – November 1, 2022 to October 31, 2023

Fund performance

The Fund underperformed the MSCI EM Index.

Over the year as a whole, stock selection negatively impacted returns, while asset allocation helped to offset some of the losses. Stock selection in the real estate sector was the top contributor to relative returns in the portfolio, with Macrotech Developers in India and Aldar Properties and Emaar Properties in the UAE among the top performers.

Stock selection in consumer discretionary also proved positive. New Oriental Education was a leading contributor for the portfolio. The company’s business model was famously left in tatters after the Chinese government cracked down on private tutoring back in 2021. The company has reinvented itself since, beating earnings for the past five consecutive quarters, and is well positioned to deliver strong growth from new businesses such as livestreaming e-commerce, intelligent learning products and vocational training. Not holding JD.com contributed to relative returns.

In technology, although the shares have come under pressure more recently, Samsung Electronics and TSMC were among the top contributors over the period, thanks to the increased demand for chips as a result of the AI boom. A number of leading Chinese internet stocks rallied over the period and being underweight Tencent Holdings proved unhelpful. However, this was partly offset by a position in Naspers, one of its shareholders, which rallied along with Tencent and was one of the leading positive contributors to performance. We significantly reduced this underweight to the index back in January. Additionally, shares in Indian IT company Infosys declined following weaker Q4 results. The revenue outlook has been impacted by the turmoil in the US banking sector. With this in mind, we exited the shares. Chinese semiconductor company Hua Hong also hurt relative returns. Investors took profits following positive results where the company reported earnings above expectations, despite broader semiconductor sector weakness. The results were driven by a positive average selling price (ASP) from its product mix and full utilisation of its existing capacity.

Meanwhile, our underweight positioning and stock selection in the energy sector detracted most from relative returns. Our position in Indian conglomerate Reliance Industries was the largest detractor. We exited the position towards the end of January, but in the lead up to that decision, the company had been receiving

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND OCTOBER 31, 2023 (UNAUDITED)

earnings downgrades on lower expectations for refining margins due to windfall taxes.

Definition of the Comparative Index

The MSCI Emerging Markets Equity Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The information may discuss general market activity or industry trends and is not intended to be relied upon as a forecast, research or investment advice. The economic and market views presented herein reflect Ninety One North America, Inc.’s judgment as at the date shown and are subject to change without notice. There is no guarantee that views and opinions expressed will be correct, and Ninety One North America, Inc.’s intentions to buy or sell particular securities in the future may change. The investment views, analysis and market opinions expressed may not reflect those of Ninety One North America, Inc.’s as a whole, and different views may be expressed based on different investment objectives. This communication is based on internal data, public and third party sources. Although we believe the information to be reliable, we have not independently verified it, and we cannot guarantee its accuracy or completeness. Ninety One North America, Inc.’s internal data may not be audited. Holdings are subject to change. Current and future holdings are subject to risk.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND OCTOBER 31, 2023 (UNAUDITED)

Comparison of Change in the Value of a $10,000 Investment in the Ninety One Emerging Markets Equity Fund, I Shares, versus the MSCI Emerging Markets Equity Index (Net).

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2023

	1 Year	3 Year	Inception to Date*
I Shares*	10.00%	-4.10%	-0.05%
A Shares (without sales charge)*	9.84%	-4.31%	-0.27%
A Shares (with sales charge)*	3.52%	-6.18%	-1.46%
MSCI Emerging Markets Equity Index (Net)	10.80%	-3.67%	0.85%

* Fund commenced operations on November 28, 2018. The graph is based on I Shares only; Performance for A Shares would have been lower due to a maximum front-end sales charge of 5.75% and differences in fee structures.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 8.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND OCTOBER 31, 2023 (UNAUDITED)

Ninety One Global Environment Fund – Annual Review – November 1, 2022 to October 31, 2023

Fund performance

The Fund underperformed the MSCI All Country World Index.

At the broad level, performance was negatively impacted by the Fund’s exposure to China, due to concern over the Chinese economic growth outlook. Not owning the strongly performing US mega-cap technology companies (Nvidia, Apple, Amazon, Microsoft, Alphabet and Meta) was also a headwind to relative performance. These companies do not have decarbonisation as a material driver of the investment case, and we do not expect the majority of their future growth to be driven by climate solutions. Finally, rising interest rates negatively impacted the shares of the clean-energy-focused utilities in the portfolio.

At the stock level, the following were the main detractors from relative returns:

● Wuxi Lead Intelligent Equipment sells battery production equipment and services to leading electric-vehicle (EV) battery manufacturers and EV manufacturers. It underperformed due to concerns over lithium-ion battery overcapacity in China, slower EV growth expectations, as well as weak sentiment towards Chinese stocks generally. We continue to believe the company is well placed to benefit from global EV growth, particularly as most of Wuxi’s competitors lack the scale required to support EV businesses’ ambitious expansion plans.

● Xinyi Solar is the world’s largest producer of solar glass. It underperformed due to lower solar glass profitability as industry capacity has expanded, disappointing earnings, and weak sentiment towards Chinese stocks generally. Longer term, we continue to see the company’s long-term prospects underpinned by strong structural growth in solar demand, as well as Xinyi’s industry-leading profitability and production expertise.

● Orsted is the global leader in developing, constructing and operating offshore windfarms. Its performance was impacted by factors including higher interest rates, cost inflation, and impairments in the US. While we believe our structural-growth thesis for Orsted remains intact, as the world will need to build significant offshore wind to meet net-zero targets, we have been disappointed with the size of the US write-down and the management’s execution of its strategy. We are reviewing the holding.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND OCTOBER 31, 2023 (UNAUDITED)

The following companies were the main contributors to relative returns:

● Ansys develops software solutions that help to accelerate product time-to-market, reduce production costs and improve engineering processes. The company has market-leading technology. It benefited from solid earnings results reflecting growth across regions and industries.

● Analog Devices is a leading global analog semiconductor supplier for end-markets directly driven by decarbonisation. Along with a solid business performance, the company benefited from positive sentiment towards the semiconductor sector generally in the period. The share-price reached our target and we exited the position in Q3 2023.

● Infineon Technologies is a market-leading power semiconductor company. A generally positive year for the semiconductor sector helped its shares. We expect Infineon’s products to see structural growth in demand as a consequence of the trends towards renewable energy, electrified transport and energy efficiency.

Definition of the Comparative Index

The MSCI All Country World Index (Net) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world and is calculated with dividends reinvested after deduction of withholding tax.

The information may discuss general market activity or industry trends and is not intended to be relied upon as a forecast, research or investment advice. The economic and market views presented herein reflect Ninety One North America, Inc.’s judgment as at the date shown and are subject to change without notice. There is no guarantee that views and opinions expressed will be correct, and Ninety One North America, Inc.’s intentions to buy or sell particular securities in the future may change. The investment views, analysis and market opinions expressed may not reflect those of Ninety One North America, Inc.’s as a whole, and different views may be expressed based on different investment objectives. This communication is based on internal data, public and third party sources. Although we believe the information to be reliable, we have not independently verified it, and we cannot guarantee its accuracy or completeness. Ninety One North America, Inc.’s internal data may not be audited. Holdings are subject to change. Current and future holdings are subject to risk.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND OCTOBER 31, 2023 (UNAUDITED)

Comparison of Change in the Value of a $10,000 Investment in the Ninety One Global Environment Fund, I Shares, versus the MSCI All Country World Index (Net).

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2023

	1 Year	Inception to Date*
I Shares*	-5.58%	-15.54%
MSCI All Country World Index (Net)	10.50%	-5.17%

* Commenced operations on August 31, 2021. The graph is based on I Shares only.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 11.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND OCTOBER 31, 2023

SECTOR WEIGHTINGS (UNAUDITED) †:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 94.8%

	Shares	Value

CHINA — 3.8%
NetEase ADR	107,845	$11,530,787

GERMANY — 4.1%
Beiersdorf	93,929	12,340,754

ISRAEL — 2.6%
Check Point Software Technologies *	59,199	7,947,466

NETHERLANDS — 6.2%
ASML Holding	31,140	18,699,505

SOUTH KOREA — 1.8%
Samsung Electronics GDR	4,294	5,317,623

SWITZERLAND — 6.4%
Nestle	108,295	11,673,268
Roche Holding	29,734	7,659,370

		19,332,638

UNITED KINGDOM — 1.0%
St. James’s Place	373,497	2,906,900

UNITED STATES — 68.9%
Alphabet, Cl A *	57,655	7,153,832
Autodesk *(a)	49,234	9,730,115
Automatic Data Processing	36,636	7,994,708
Becton Dickinson	32,124	8,120,305
Booking Holdings *(a)	5,814	16,218,502
Charles Schwab	96,720	5,033,309
Electronic Arts (a)	70,731	8,755,791
Estee Lauder, Cl A (a)	44,167	5,691,801

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)
FactSet Research Systems	18,548	$8,010,696
Fox, Cl A	165,305	5,023,619
ICON *	45,551	11,112,622
Intuit	23,767	11,763,477
Johnson & Johnson	61,865	9,177,054
Microsoft	63,827	21,580,547
Moody’s	31,062	9,567,096
Philip Morris International (a)	139,893	12,472,860
S&P Global	21,157	7,390,351
VeriSign *	65,882	13,154,000
Visa, Cl A (a)	123,672	29,075,287

		207,025,972

Total Common Stock (Cost $261,112,982)		285,101,645

Total Investments — 94.8% (Cost $261,112,982)		$285,101,645

Percentages are based on Net Assets of $300,698,793.

*	Non-income producing security.
(a)	Represents a company categorized as a “non-United States company”, as set forth in the Fund’s Prospectus, because at least 50% of the company’s revenue is generated outside of the United States.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND OCTOBER 31, 2023

The following is a summary of the level of the inputs used as of October 31, 2023, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
China	$11,530,787	$—	$—	$11,530,787
Germany	—	12,340,754	—	12,340,754
Israel	7,947,466	—	—	7,947,466
Netherlands	—	18,699,505	—	18,699,505
South Korea	5,317,623	—	—	5,317,623
Switzerland	—	19,332,638	—	19,332,638
United Kingdom	—	2,906,900	—	2,906,900
United States	207,025,972	—	—	207,025,972

Total Investments in Securities	$231,821,848	$53,279,797	$—	$285,101,645

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND OCTOBER 31, 2023

SECTOR WEIGHTINGS (UNAUDITED) †:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 95.6%

	Shares	Value

AUSTRALIA — 2.4%
REA Group	317	$29,047

CANADA — 6.8%
Constellation Software	80	80,101

CHINA — 6.0%
Hangzhou Tigermed Consulting, Cl H	1,900	10,677
Kweichow Moutai, Cl A	104	23,952
NetEase	1,700	36,386

		71,015

FRANCE — 12.2%
EssilorLuxottica	314	56,801
Hermes International SCA	19	35,414
L’Oreal	124	52,067

		144,282

GERMANY — 11.9%
Beiersdorf	296	38,889
SAP	555	74,367
Siemens Healthineers	560	27,522

		140,778

HONG KONG — 2.3%
AIA Group	3,200	27,790

ISRAEL — 2.0%
Check Point Software Technologies *	174	23,360

NETHERLANDS — 10.4%
ASML Holding	66	39,633

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

NETHERLANDS (continued)
Heineken	396	$35,541
Wolters Kluwer	378	48,449

		123,623

SWITZERLAND — 10.9%
Alcon	559	39,994
Lonza Group	48	16,803
Nestle	454	48,937
Novartis	253	23,675

		129,409

TAIWAN — 3.1%
Taiwan Semiconductor Manufacturing ADR	431	37,200

UNITED KINGDOM — 8.1%
InterContinental Hotels Group	326	23,063
London Stock Exchange Group	395	39,788
Reckitt Benckiser Group	499	33,331

		96,182

UNITED STATES — 19.5%
Accenture, Cl A	128	38,027
CSL	174	25,667
Experian	872	26,412
ICON *	162	39,522
Mastercard, Cl A	177	66,614
Philip Morris International (a)	389	34,683

		230,925

Total Common Stock (Cost $1,224,556)		1,133,712

PREFERRED STOCK — 1.0%

GERMANY — 1.0%
Sartorius (b) (Cost $19,527)	45	11,267

Total Investments — 96.6% (Cost $1,244,083)		$1,144,979

Percentages are based on Net Assets of $1,185,782.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND OCTOBER 31, 2023

*	Non-income producing security.
(a)	Represents a company categorized as a “non-United States company”, as set forth in the Fund’s Prospectus, because at least 50% of the company’s revenue is generated outside of the United States.
(b)	There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

The following is a summary of the level of the inputs used as of October 31, 2023, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$29,047	$—	$29,047
Canada	80,101	—	—	80,101
China	—	71,015	—	71,015
France	—	144,282	—	144,282
Germany	—	140,778	—	140,778
Hong Kong	—	27,790	—	27,790
Israel	23,360	—	—	23,360
Netherlands	—	123,623	—	123,623
Switzerland	—	129,409	—	129,409
Taiwan	37,200	—	—	37,200
United Kingdom	—	96,182	—	96,182
United States	178,846	52,079	—	230,925
Preferred Stock
Germany	—	11,267	—	11,267

Total Investments in Securities	$319,507	$825,472	$—	$1,144,979

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND OCTOBER 31, 2023

SECTOR WEIGHTINGS (UNAUDITED) †:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 98.6%

	Shares	Value

AUSTRIA — 1.3%
Erste Group Bank	89,943	$3,217,457

BRAZIL — 7.9%
Ambev ADR *	1,624,965	4,111,161
B3 - Brasil Bolsa Balcao	1,009,845	2,232,753
Cyrela Brazil Realty SA	582,879	2,079,317
Multiplan Empreendimentos Imobiliarios *	481,338	2,368,034
Porto Seguro *	450,559	2,239,840
PRIO *	301,000	2,838,102
Vale ADR, Cl B	317,526	4,353,282

		20,222,489

CHINA — 25.7%
Alibaba Group Holding *	652,536	6,718,468
China International Capital, Cl H	808,000	1,287,054
China Longyuan Power Group, Cl H	3,061,000	2,591,438
Contemporary Amperex Technology, Cl A	70,707	1,795,378
Galaxy Entertainment Group *	128,000	719,607
H World Group ADR *	55,517	2,090,770
Haier Smart Home, Cl H	553,000	1,577,469
Hua Hong Semiconductor *	494,000	1,216,370
Jingjin Equipment, Cl A	283,378	890,648
KE Holdings ADR *	137,711	2,025,729

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

CHINA (continued)
Kweichow Moutai, Cl A	10,005	$2,304,190
MGM China Holdings *	858,800	1,068,936
NetEase	252,200	5,397,919
New Oriental Education & Technology Group ADR *	53,040	3,473,590
PetroChina, Cl H	5,528,000	3,608,512
Ping An Insurance Group of China, Cl H	820,000	4,159,777
Tencent Holdings	242,600	8,979,070
Trip.com Group ADR *	117,001	3,979,170
Tsingtao Brewery, Cl H	358,000	2,715,129
Weichai Power, Cl A	1,540,266	2,927,246
Xiaomi, Cl B *	2,294,600	4,114,615
Zijin Mining Group, Cl H	1,408,000	2,178,233

		65,819,318

HONG KONG — 3.9%
AIA Group	508,800	4,418,688
Hong Kong Exchanges & Clearing	70,300	2,459,485
WH Group	5,406,623	3,229,283

		10,107,456

HUNGARY — 0.5%
Richter Gedeon Nyrt	55,553	1,299,681

INDIA — 15.1%
HDFC Bank	392,249	6,960,278
Hindustan Aeronautics	141,956	3,106,672
ITC	722,075	3,716,910
Kotak Mahindra Bank	154,366	3,226,995
Larsen & Toubro	123,943	4,361,666
Macrotech Developers	281,751	2,666,467
Mahindra & Mahindra	168,269	2,948,962
Max Healthcare Institute	238,879	1,646,680
PB Fintech *	286,717	2,412,603
Power Grid Corp of India	1,376,505	3,343,169
Varun Beverages	250,594	2,735,193
Zomato *	1,311,758	1,659,144

		38,784,739

INDONESIA — 2.5%
Bank Central Asia	6,417,500	3,535,533
Bank Mandiri Persero	7,744,013	2,766,565

		6,302,098

MALAYSIA — 1.1%
CIMB Group Holdings	2,249,400	2,694,999

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

MEXICO — 4.4%
Arca Continental	287,033	$2,572,215
Grupo Mexico	642,977	2,666,575
Ternium ADR	75,904	2,845,641
Wal-Mart de Mexico	866,101	3,099,215

		11,183,646

NETHERLANDS — 0.7%
OCI	73,839	1,718,725

PORTUGAL — 0.8%
Jeronimo Martins SGPS	93,088	2,143,910

RUSSIA — 0.0%
Moscow Exchange MICEX-RTS PJSC (a)	491,250	—

SAUDI ARABIA — 1.7%
Saudi Arabian Oil	214,783	1,908,210
Saudi Awwal Bank	272,691	2,434,888

		4,343,098

SOUTH AFRICA — 5.3%
Anglo American	62,371	1,586,567
Bid Corp	84,876	1,790,116
FirstRand	773,222	2,534,203
Naspers, Cl N *	33,654	5,230,728
Sanlam	678,408	2,366,183

		13,507,797

SOUTH KOREA — 10.3%
HD Korea Shipbuilding & Offshore Engineering *	23,445	1,572,763
LG	40,745	2,332,204
OCI Holdings	16,288	1,176,843
Samsung C&T	9,854	779,114
Samsung Electronics	324,697	16,161,753
Samsung Engineering *	103,036	1,815,973
Samsung Life Insurance	47,640	2,550,613

		26,389,263

TAIWAN — 11.4%
Asustek Computer	195,000	2,044,601
Novatek Microelectronics	240,000	3,379,938
Taiwan Semiconductor Manufacturing	1,454,000	23,747,482

		29,172,021

THAILAND — 2.6%
Bangkok Bank	883,500	3,871,588

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

THAILAND (continued)
Minor International	3,604,700	$2,809,075

		6,680,663

UNITED ARAB EMIRATES — 3.4%
Abu Dhabi Commercial Bank PJSC	903,888	1,975,248
Aldar Properties PJSC	2,338,187	3,312,172
Emaar Properties PJSC	1,931,472	3,518,724

		8,806,144

Total Common Stock (Cost $259,954,442)		252,393,504

Total Investments — 98.6% (Cost $259,954,442)		$252,393,504

Percentages are based on Net Assets of $256,068,390.

*	Non-income producing security.
(a)	Level 3 security in accordance with fair value hierarchy.

ADR — American Depositary Receipt

Cl — Class

MICEX-RTS — Moscow Interbank Currency Exchange-Russian Trading System

Nyrt — Hungarian Public Limited Company

PJSC — Public Joint-Stock Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND OCTOBER 31, 2023

The following is a summary of the level of the inputs used as of October 31, 2023, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3^		Total
Common Stock
Austria	$—	$3,217,457		$—	$3,217,457
Brazil	20,222,489	—		—	20,222,489
China	11,110,823	54,708,495		—	65,819,318
Hong Kong	—	10,107,456		—	10,107,456
Hungary	1,299,681	—		—	1,299,681
India	—	38,784,739		—	38,784,739
Indonesia	—	6,302,098		—	6,302,098
Malaysia	—	2,694,999		—	2,694,999
Mexico	11,183,646	—		—	11,183,646
Netherlands	—	1,718,725		—	1,718,725
Portugal	—	2,143,910		—	2,143,910
Russia‡	—	—		—(1)	—(1)
Saudi Arabia	—	4,343,098		—	4,343,098
South Africa	1,790,116	11,717,681		—	13,507,797
South Korea	—	26,389,263		—	26,389,263
Taiwan	—	29,172,021		—	29,172,021
Thailand	—	6,680,663		—	6,680,663
United Arab Emirates	—	8,806,144		—	8,806,144

Total Investments in Securities	$45,606,755	$206,786,749	$	—(1)	$252,393,504

(1)	Includes securities valued at zero.

‡ For the year ended October 31, 2023, there were no significant changes into/out of Level 3. The unrealized appreciation/(depreciation) on these investments was $(1,048,020). These securities were impacted by the invasion of Ukraine and sanctions on market conditions in Russia. From the start of the conflict in Ukraine until October 31, 2023, Russian- held investments were deemed to be worthless due to sanctions and inaccessibility of the market.

^ A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments, is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND OCTOBER 31, 2023

SECTOR WEIGHTINGS (UNAUDITED) †:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 98.8%

	Shares	Value

CHINA — 20.5%
Contemporary Amperex Technology, Cl A	43,654	$1,108,454
Sungrow Power Supply, Cl A	77,796	896,495
Wuxi Lead Intelligent Equipment, Cl A	353,428	1,354,985
Xinyi Solar Holdings	1,594,000	938,161
Zhejiang Sanhua Intelligent Controls, Cl A	248,739	910,354

		5,208,449

DENMARK — 12.9%
Novozymes, Cl B	24,617	1,105,171
Orsted	21,550	1,040,156
Vestas Wind Systems *	51,991	1,125,681

		3,271,008

GERMANY — 3.6%
Infineon Technologies	31,580	921,503

ITALY — 0.8%
Industrie De Nora	15,221	214,878

SPAIN — 7.6%
Iberdrola	174,487	1,938,638

TAIWAN — 2.7%
Voltronic Power Technology	17,000	681,767

UNITED KINGDOM — 3.8%
Croda International	18,005	958,015

UNITED STATES — 46.9%
ANSYS *	4,867	1,354,291
Aptiv *	13,185	1,149,732
Autodesk *(a)	6,255	1,236,176
Carlisle	3,453	877,373
NextEra Energy	30,847	1,798,380

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)
Rockwell Automation	3,618	$950,847
Schneider Electric (a)	5,735	881,458
TE Connectivity	10,638	1,253,688
Trane Technologies	1,721	327,523
Waste Management	12,767	2,098,001

		11,927,469

Total Common Stock (Cost $31,009,581)		25,121,727

Total Investments — 98.8% (Cost $31,009,581)		$25,121,727

Percentages are based on Net Assets of $25,431,660.

*	Non-income producing security.
(a)	Represents a company categorized as a “non-United States company”, as set forth in the Fund’s Prospectus, because at least 50% of the company’s revenue is generated outside of the United States.

Cl — Class

The following is a summary of the level of the inputs used as of October 31, 2023, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
China	$—	$5,208,449	$—	$5,208,449
Denmark	—	3,271,008	—	3,271,008
Germany	—	921,503	—	921,503
Italy	—	214,878	—	214,878
Spain	—	1,938,638	—	1,938,638
Taiwan	—	681,767	—	681,767
United Kingdom	—	958,015	—	958,015
United States	11,046,011	881,458	—	11,927,469

Total Investments in Securities	$11,046,011	$14,075,716	$—	$25,121,727

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES

	Ninety One Global Franchise Fund	Ninety One International Franchise Fund
Assets:
Investments, at Value (Cost $261,112,982 and $1,244,083)	$285,101,645	$1,144,979
Foreign Currency, at Value (Cost $216,385 and $18,611)	211,724	18,471
Cash	14,895,328	43,231
Receivable for Capital Shares Sold	501,147	–
Reclaim Receivable	284,134	2,768
Dividend and Interest Receivable	–	233
Receivable due from Investment Adviser	–	15,784
Prepaid Expenses	29,424	5,023

Total Assets	301,023,402	1,230,489

Liabilities:
Payable due to Investment Adviser	133,117	–
Payable for Capital Shares Redeemed	59,810	468
Audit Fees Payable	27,440	27,440
Payable due to Administrator	24,915	10,616
Transfer Agent Fees Payable	17,138	4,505
Printing Fees Payable	17,008	67
Payable due to Trustees	6,017	24
Chief Compliance Officer Fees Payable	2,807	11
Dividend and Interest Payable	2,674	–
Distribution Fees Payable - A Shares	1,002	–
Other Accrued Expenses	32,681	1,576

Total Liabilities	324,609	44,707

Commitments and Contingencies†:

Net Assets	$300,698,793	$1,185,782

NET ASSETS CONSIST OF:
Paid-in Capital	$283,886,198	$1,378,558
Total Distributable Earnings (Accumulated Losses)	16,812,595	(192,776)

Net Assets	$300,698,793	$1,185,782

I Shares:
Net Assets	$295,960,634	$1,185,782
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	20,353,813	140,232

Net Asset Value, Offering and Redemption Price Per Share	$14.54	$8.46

A Shares:
Net Assets	$4,738,159	N/A
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	327,100	N/A

Net Asset Value, Offering and Redemption Price Per Share	$14.49	N/A

Maximum Offering Price Per Share ($14.49/94.25%)	$15.37	N/A

†	See Note 5 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	Ninety One Emerging Markets Equity Fund	Ninety One Global Environment Fund
Assets:
Investments, at Value (Cost $259,954,442 and $31,009,581)	$252,393,504	$25,121,727
Foreign Currency, at Value (Cost $857,615 and $30,325)	837,917	29,912
Cash	3,810,693	322,084
Receivable for Investments Sold	654,454	–
Dividend and Interest Receivable	182,846	–
Reclaim Receivable	65,363	26,286
Receivable for Capital Shares Sold	65,060	–
Unrealized Gain on Foreign Spot Currency Contracts	1,247	–
Receivable due from Investment Adviser	–	3,090
Prepaid Expenses	22,370	7,718

Total Assets	258,033,454	25,510,817

Liabilities:
Payable for Investments Purchased	1,454,764	–
Accrued Foreign Capital Gains Tax on Appreciated Securities	288,348	–
Payable due to Investment Adviser	64,129	–
Audit Fees Payable	27,440	27,440
Payable due to Administrator	21,867	10,616
Transfer Agent Fees Payable	16,241	5,511
Printing Fees Payable	14,382	1,461
Payable due to Trustees	5,088	517
Chief Compliance Officer Fees Payable	2,374	241
Payable for Capital Shares Redeemed	925	26,089
Distribution Fees Payable - A Shares	11	–
Custody Fees Payable	–	5,391
Other Accrued Expenses	69,495	1,891

Total Liabilities	1,965,064	79,157

Commitments and Contingencies†:

Net Assets	$256,068,390	$25,431,660

NET ASSETS CONSIST OF:
Paid-in Capital	$296,245,920	$32,991,136
Total Accumulated Losses	(40,177,530)	(7,559,476)

Net Assets	$256,068,390	$25,431,660

I Shares:
Net Assets	$256,065,546	$25,431,660
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	29,248,427	3,694,215

Net Asset Value, Offering and Redemption Price Per Share	$8.75	$6.88

A Shares:
Net Assets	$2,844	N/A
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	323	N/A

Net Asset Value, Offering and Redemption Price Per Share	$8.82	N/A

Maximum Offering Price Per Share ($8.82/94.25%)	$9.36	N/A

†	See Note 5 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS FOR THE YEAR ENDED OCTOBER 31, 2023

STATEMENTS OF OPERATIONS

	Ninety One Global Franchise Fund	Ninety One International Franchise Fund
Investment Income:
Dividends	$3,776,795	$24,780
Less: Foreign Taxes Withheld	(172,654)	(2,070)

Total Investment Income	3,604,141	22,710

Expenses:
Investment Advisory Fees	2,186,102	11,888
Administration Fees - Note 4	283,173	108,342
Trustees’ Fees	23,638	126
Distribution Fees - A Shares	10,941	–
Chief Compliance Officer Fees	5,452	1,446
Transfer Agent Fees	99,981	27,400
Legal Fees	87,899	497
Printing Fees	56,519	–
Registration and Filing Fees	44,932	18,896
Audit Fees	28,125	28,125
Custodian Fees	7,051	2,396
Other Expenses	50,434	6,562

Total Expenses	2,884,247	205,678

Less:
Investment Advisory Fees Waiver	(390,301)	(11,888)
Reimbursement from Adviser	–	(179,795)
Fees Paid Indirectly — Note 4	(5,389)	(521)

Net Expenses	2,488,557	13,474

Net Investment Income	1,115,584	9,236

Net Realized Gain (Loss) on:
Investments	(2,679,570)	(66,614)
Foreign Currency Transactions	7,315	2,436

Net Realized Gain (Loss)	(2,672,255)	(64,178)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	25,980,514	292,223
Foreign Currency Transactions	12,043	(79)

Net Change in Unrealized Appreciation (Depreciation)	25,992,557	292,144

Net Realized and Net Change in Unrealized Gain	23,320,302	227,966

Net Increase in Net Assets Resulting from Operations	$24,435,886	$237,202

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS FOR THE YEAR ENDED OCTOBER 31, 2023

STATEMENTS OF OPERATIONS (continued)

	Ninety One Emerging Markets Equity Fund	Ninety One Global Environment Fund
Investment Income:
Dividends	$6,879,368	$567,849
Less: Foreign Taxes Withheld	(684,913)	(27,570)

Total Investment Income	6,194,455	540,279

Expenses:
Investment Advisory Fees	1,841,509	255,255
Administration Fees - Note 4	242,948	108,342
Trustees’ Fees	19,478	2,765
Chief Compliance Officer Fees	5,459	1,830
Distribution Fees - A Shares	79	–
Custodian Fees	157,981	12,676
Printing Fees	101,435	1,896
Transfer Agent Fees	93,842	32,652
Legal Fees	74,879	11,047
Registration and Filing Fees	59,043	20,788
Audit Fees	28,125	28,125
Other Expenses	55,523	12,290

Total Expenses	2,680,301	487,666

Less:
Investment Advisory Fees Waiver	(589,896)	(180,711)
Fees Paid Indirectly — Note 4	(3,980)	(644)

Net Expenses	2,086,425	306,311

Net Investment Income	4,108,030	233,968

Net Realized Gain (Loss) on:
Investments (Net of Foreign Capital Gains Tax on Appreciated Securities $(8,953))	(19,483,974)	(942,553)
Foreign Currency Transactions	(138,874)	(5,346)

Net Realized Gain (Loss)	(19,622,848)	(947,899)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	25,733,956	(218,668)
Foreign capital gains tax on appreciated securities	(97,792)	–
Foreign Currency Transactions	(21,177)	(2,718)

Net Change in Unrealized Appreciation (Depreciation)	25,614,987	(221,386)

Net Realized and Net Change in Unrealized Gain/(Loss)	5,992,139	(1,169,285)

Net Increase/Decrease in Net Assets Resulting from Operations	$10,100,169	$(935,317)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Income	$1,115,584	$804,083
Net Realized Loss	(2,672,255)	(5,226,944)
Net Change in Unrealized Appreciation (Depreciation)	25,992,557	(55,030,556)

Net Increase (Decrease) in Net Assets Resulting From Operations	24,435,886	(59,453,417)

Distributions:
I Shares	(927,095)	(334,326)
A Shares	(1,393)	–

Total Distributions	(928,488)	(334,326)

Capital Share Transactions:
I Shares:
Issued	93,487,579	132,399,157
Reinvestment of Distributions	878,337	295,167
Redeemed	(71,513,387)	(59,742,494)

Increase from I Shares Capital Share Transactions	22,852,529	72,951,830

A Shares:
Issued	1,911,515	1,242,535
Reinvestment of Distributions	1,393	–
Redeemed	(1,686,182)	(2,185,339)

Increase (Decrease) from A Shares Capital Share Transactions	226,726	(942,804)

Net Increase in Net Assets From Capital Share Transactions	23,079,255	72,009,026

Total Increase in Net Assets	46,586,653	12,221,283

Net Assets:
Beginning of Year	254,112,140	241,890,857

End of Year	$300,698,793	$254,112,140

Shares Transactions:
I Shares:
Issued	6,415,576	8,822,497
Reinvestment of Distributions	63,464	17,486
Redeemed	(4,963,045)	(4,190,055)

Increase in Shares Outstanding from I Shares Transactions	1,515,995	4,649,928

A Shares:
Issued	126,134	81,316
Reinvestment of Distributions	101	–
Redeemed	(115,106)	(155,261)

Increase (Decrease) in Shares Outstanding from A Shares Transactions	11,129	(73,945)

Net Increase in Shares Outstanding From Share Transactions	1,527,124	4,575,983

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Income	$9,236	$8,358
Net Realized Loss	(64,178)	(39,581)
Net Change in Unrealized Appreciation (Depreciation)	292,144	(416,722)

Net Increase (Decrease) in Net Assets Resulting From Operations	237,202	(447,945)

Distributions:
I Shares	(7,354)	–

Total Distributions	(7,354)	–

Capital Share Transactions:
I Shares:
Issued	68,325	332,835
Reinvestment of Distributions	7,354	–
Redeemed	(523,166)	(290,276)

Increase (Decrease) from I Shares Capital Share Transactions	(447,487)	42,559

Net Increase (Decrease) in Net Assets From Capital Share Transactions	(447,487)	42,559

Total Decrease in Net Assets	(217,639)	(405,386)

Net Assets:
Beginning of Year	1,403,421	1,808,807

End of Year	$1,185,782	$1,403,421

Shares Transactions:
I Shares:
Issued	7,632	43,448
Reinvestment of Distributions	906	–
Redeemed	(58,243)	(38,139)

Increase (Decrease) in Shares Outstanding from I Shares Transactions	(49,705)	5,309

Net Increase (Decrease) in Shares Outstanding From Share Transactions	(49,705)	5,309

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Income	$4,108,030	$3,586,891
Net Realized Loss	(19,622,848)	(15,874,278)
Net Change in Unrealized Appreciation (Depreciation)	25,614,987	(38,129,320)

Net Increase (Decrease) in Net Assets Resulting From Operations	10,100,169	(50,416,707)

Distributions:
I Shares	(2,859,338)	(9,557,980)
A Shares	–	(1,241)

Total Distributions	(2,859,338)	(9,559,221)

Capital Share Transactions:
I Shares:
Issued	139,716,982	96,348,375
Reinvestment of Distributions	2,856,902	9,535,077
Redeemed	(22,715,601)	(23,322,017)

Increase from I Shares Capital Share Transactions	119,858,283	82,561,435

A Shares:
Issued	4,536,413	3,449,828
Reinvestment of Distributions	–	1,241
Redeemed	(4,511,366)	(3,500,168)

Increase (Decrease) from A Shares Capital Share Transactions	25,047	(49,099)

Net Increase in Net Assets From Capital Share Transactions	119,883,330	82,512,336

Total Increase in Net Assets	127,124,161	22,536,408

Net Assets:
Beginning of Year	128,944,229	106,407,821

End of Year	$256,068,390	$128,944,229

Shares Transactions:
I Shares:
Issued	15,360,383	9,171,351
Reinvestment of Distributions	318,141	813,340
Redeemed	(2,447,208)	(2,261,108)

Increase in Shares Outstanding from I Shares Transactions	13,231,316	7,723,583

A Shares:
Issued	488,375	340,722
Reinvestment of Distributions	–	106
Redeemed	(488,377)	(341,803)

Decrease in Shares Outstanding from A Shares Transactions	(2)	(975)

Net Increase in Shares Outstanding From Share Transactions	13,231,314	7,722,608

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Income	$233,968	$125,612
Net Realized Loss	(947,899)	(932,278)
Net Change in Unrealized Depreciation	(221,386)	(5,933,484)

Net Decrease in Net Assets Resulting From Operations	(935,317)	(6,740,150)

Distributions:
I Shares	(105,011)	(68,521)

Total Distributions	(105,011)	(68,521)

Capital Share Transactions:
I Shares:
Issued	5,060,686	23,181,006
Reinvestment of Distributions	105,011	68,521
Redeemed	(9,788,887)	(53,392)

Increase (Decrease) from I Shares Capital Share Transactions	(4,623,190)	23,196,135

Net Increase (Decrease) in Net Assets From Capital Share Transactions	(4,623,190)	23,196,135

Total Increase (Decrease) in Net Assets	(5,663,518)	16,387,464

Net Assets:
Beginning of Year	31,095,178	14,707,714

End of Year	$25,431,660	$31,095,178

Shares Transactions:
I Shares:
Issued	619,491	2,777,359
Reinvestment of Distributions	13,638	7,018
Redeemed	(1,191,190)	(6,714)

Increase (Decrease) in Shares Outstanding from I Shares Transactions	(558,061)	2,777,663

Net Increase (Decrease) in Shares Outstanding From Share Transactions	(558,061)	2,777,663

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

			I Shares

	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net Asset Value, Beginning of Year	$13.27	$16.59	$12.35	$11.67	$10.19

Income from Investment Operations:
Net Investment Income*	0.06	0.05	0.03	0.07	0.09
Net Realized and Unrealized Gain (Loss)	1.26	(3.35)	4.26	0.72	1.47

Total from Investment Operations	1.32	(3.30)	4.29	0.79	1.56

Dividends and Distributions:
Net Investment Income	(0.05)	(0.02)	(0.05)	(0.07)	(0.08)
Capital Gains	—	—	—	(0.04)	—

Total Dividends and Distributions	(0.05)	(0.02)	(0.05)	(0.11)	(0.08)

Net Asset Value, End of Year	$14.54	$13.27	$16.59	$12.35	$11.67

Total Return†	9.97%	(19.91)%	34.85%	6.77%	15.45%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$295,961	$249,939	$235,443	$96,258	$60,832
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	0.98%	0.99%	1.02%	1.24%	1.56%
Ratio of Net Investment Income to Average Net Assets	0.39%	0.32%	0.17%	0.60%	0.79%
Portfolio Turnover Rate	8%	3%	5%	9%	7%

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

			A Shares

	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net Asset Value, Beginning of Year	$13.21	$16.54	$12.31	$11.64	$10.19

Income from Investment Operations:
Net Investment Income*	0.02	0.01	—	0.05	0.05
Net Realized and Unrealized Gain (Loss)	1.26	(3.34)	4.25	0.71	1.47

Total from Investment Operations	1.28	(3.33)	4.25	0.76	1.52

Dividends and Distributions:
Net Investment Income	—	—	(0.02)	(0.05)	(0.07)
Capital Gains	—	—	—	(0.04)	—

Total Dividends and Distributions	—	—	(0.02)	(0.09)	(0.07)

Net Asset Value, End of Year	$14.49	$13.21	$16.54	$12.31	$11.64

Total Return†	9.73%	(20.13)%	34.58%	6.54%	15.10%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$4,738	$4,173	$6,448	$4,266	$3,427
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.23%	1.24%	1.28%	1.49%	1.78%
Ratio of Net Investment Income to Average Net Assets	0.13%	0.06%	—%	0.38%	0.48%
Portfolio Turnover Rate	8%	3%	5%	9%	7%

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

		I Shares

	Year Ended October 31, 2023	Year Ended October 31, 2022	Period Ended October 31, 2021(1)
Net Asset Value, Beginning of Year or Period	$7.39	$9.80	$10.00

Income from Investment Operations:
Net Investment Income (Loss)*	0.05	0.04	(0.01)
Net Realized and Unrealized Gain (Loss)	1.06	(2.45)	(0.19)

Total from Investment Operations	1.11	(2.41)	(0.20)

Dividends and Distributions:
Net Investment Income	(0.04)	—	—

Total Dividends and Distributions	(0.04)	—	—

Net Asset Value, End of Year or Period	$8.46	$7.39	$9.80

Total Return†	15.02%	(24.59)%	(2.00)%

Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$1,186	$1,403	$1,809
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85%	††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	12.98%	11.88%	37.19%	††
Ratio of Net Investment Income (Loss) to Average Net Assets	0.58%	0.52%	(0.54)%	††
Portfolio Turnover Rate	8%	18%	0%	‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Commenced operations on August 31, 2021.
††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

			I Shares

	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Period Ended October 31, 2019(1)
Net Asset Value, Beginning of Year or Period	$8.05	$12.83	$10.99	$10.72	$10.00

Income from Investment Operations:
Net Investment Income*	0.15	0.29	0.20	0.18	0.32
Net Realized and Unrealized Gain (Loss)	0.66	(4.11)	1.78	0.40	0.42

Total from Investment Operations	0.81	(3.82)	1.98	0.58	0.74

Dividends and Distributions:
Net Investment Income	(0.11)	(0.19)	(0.14)	(0.31)	(0.02)
Capital Gains	—	(0.77)	—	—	—

Total Dividends and Distributions	(0.11)	(0.96)	(0.14)	(0.31)	(0.02)

Net Asset Value, End of Year or Period	$8.75	$8.05	$12.83	$10.99	$10.72

Total Return†	10.00%	(32.04)%	18.00%	5.32%	7.37%

Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$256,066	$128,942	$106,391	$56,863	$44,973
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85%	0.85%	0.85%	††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.09%	1.15%	1.29%	1.65%	1.99%	††
Ratio of Net Investment Income to Average Net Assets	1.67%	2.80%	1.52%	1.74%	3.31%	††
Portfolio Turnover Rate	48%	29%	111%	55%	62%	‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Commenced operations on November 28, 2018.
††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

			A Shares

	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Period Ended October 31, 2019(1)
Net Asset Value, Beginning of Year or Period	$8.03	$12.80	$10.97	$10.70	$10.00

Income from Investment Operations:
Net Investment Income (Loss)*	(0.02)	0.09	0.13	0.16	0.28
Net Realized and Unrealized Gain (Loss)	0.81	(3.93)	1.81	0.39	0.43

Total from Investment Operations	0.79	(3.84)	1.94	0.55	0.71

Dividends and Distributions:
Net Investment Income	—	(0.16)	(0.11)	(0.28)	(0.01)
Capital Gains	—	(0.77)	—	—	—

Total Dividends and Distributions	—	(0.93)	(0.11)	(0.28)	(0.01)

Net Asset Value, End of Year or Period	$8.82	$8.03	$12.80	$10.97	$10.70

Total Return†	9.84%	(32.22)%	17.70%	5.09%	7.14%

Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$3	$3	$17	$14	$11
Ratio of Expenses to Average Net Assets	1.09%	1.10%	1.10%	1.10%	1.10	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.75%	1.42%	1.52%	1.92%	2.24	%††
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.24)%	0.80%	0.99%	1.54%	2.94	%††
Portfolio Turnover Rate	48%	29%	111%	55%	62	%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Commenced operations on November 28, 2018.
††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

		I Shares

	Year Ended October 31, 2023	Year Ended October 31, 2022	Period Ended October 31, 2021(1)
Net Asset Value, Beginning of Year or Period	$7.31	$9.97	$10.00

Income from Investment Operations:
Net Investment Income*	0.05	0.04	–
Net Realized and Unrealized Loss	(0.46)	(2.65)	(0.03)

Total from Investment Operations	(0.41)	(2.61)	(0.03)

Dividends and Distributions:
Net Investment Income	(0.02)	(0.02)	—
Capital Gains	—	(0.03)	—

Total Dividends and Distributions	(0.02)	(0.05)	—

Net Asset Value, End of Year or Period	$6.88	$7.31	$9.97

Total Return†	(5.58)%	(26.33)%	(0.30)%

Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$25,432	$31,095	$14,708
Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.90%	††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.43%	1.64%	3.71%	††
Ratio of Net Investment Income to Average Net Assets	0.69%	0.52%	0.02%	††
Portfolio Turnover Rate	45%	42%	6%	‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Commenced operations on August 31, 2021.
††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 65 funds. The financial statements herein are those of the Ninety One Global Franchise Fund, the Ninety One International Franchise Fund, the Ninety One Emerging Markets Equity Fund and the Ninety One Global Environment Fund (individually, the “Fund” or collectively, the “Funds”). The investment objective of each of the Ninety One Global Franchise Fund, the Ninety One Emerging Markets Equity Fund, and the Ninety One International Franchise Fund is to seek long-term capital growth; the investment objective of the Ninety One Global Environment Fund is to seek capital growth and long-term income. The Funds are classified as non-diversified investment companies. Ninety One North America, Inc. serves as the Funds’ investment adviser (the “Adviser”). The Ninety One Global Franchise Fund commenced operations on December 11, 2017, and currently offers Class I Shares (effective as of December 11, 2017) and Class A Shares (effective as of September 28, 2018). The Ninety One International Franchise Fund commenced operations on August 31, 2021, and currently offers Class I Shares. The Ninety One Emerging Markets Equity Fund commenced operations on November 28, 2018, and currently offers Class I Shares and Class A Shares. The Ninety One Global Environment Fund commenced operations on August 31, 2021, and currently offers Class I Shares. The financial statements of the remaining funds of the Trust are presented separately. The assets of each of the funds are segregated, and a shareholder’s interest is limited to the funds in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by the Adviser and approved by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Funds calculate their net asset value. The closing prices of such securities may no longer reflect their market value at the time the Funds calculate net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Funds calculate net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Funds become aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023

before the time at which the Funds calculate its net asset value, it may request that a Committee meeting be called.

The Funds use Intercontinental Exchange Data Pricing & Reference Data, LLC. (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by ICE in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by ICE. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts SEI Investments Global Funds Services (the “Administrator”) and can request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by ICE using the predetermined confidence interval discussed above.

In accordance with U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023

securities that were adjusted in accordance with the Adviser’s pricing procedures, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividends if such information is obtained subsequent to the ex-dividend date.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and net change in unrealized gain and loss on investments on the Statement of Operations. Net realized and net change in unrealized gain and loss on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/ or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds distribute substantially all of their net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023

on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2023, the Funds incurred $283,173, $108,342, $242,948 and $108,342 for the Ninety One Global Franchise Fund, the Ninety One International Franchise Fund, the Ninety One Emerging Markets Equity Fund and the Ninety One Global Environment Fund, respectively, for these services.

The Trust has adopted a Distribution Plan with respect to A Shares (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of the A Shares as compensation for distribution and shareholder services. For the year ended October 31, 2023, the Funds incurred $10,941, $–, $79 and $– for the Ninety One Global Franchise Fund, the Ninety One International Franchise Fund, the Ninety One Emerging Markets Equity Fund and the Ninety One Global Environment Fund, respectively, for these services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

SS&C GIDS, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

During the year ended October 31, 2023, the Funds earned cash management credits of $5,389, $521, $3,980 and $644 for the Ninety One Global Franchise Fund, the Ninety One International Franchise Fund, the Ninety One Emerging Markets Equity Fund and the Ninety One Global Environment Fund, respectively, which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds at a fee calculated at an annual rate. The advisory fees for each Fund are as follows:

Advisory Fee
Ninety One Global Franchise Fund	0.75%
Ninety One International Franchise Fund	0.75%
Ninety One Emerging Markets Equity Fund	0.75%
Ninety One Global Environment Fund	0.75%

The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding any class specific expenses,

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023

dividend and interest expenses, taxes, acquired fund fee expenses and non-routine expenses) from exceeding certain contractual expense limitations of the average daily net assets of the Funds’ I Shares and A Shares until February 28, 2024 (the “Expense Limitation”). Accordingly, the contractual expense limitations for each Fund are as follows:

Contractual Expense Limitations
Ninety One Global Franchise Fund	0.85%
Ninety One International Franchise Fund	0.85%
Ninety One Emerging Markets Equity Fund	0.85%
Ninety One Global Environment Fund	0.90%

Refer to waiver of investment advisory fees on the Statement of Operations for fees waived for the year ended October 31, 2023. The Adviser may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Funds’ total annual fund operating expenses are below the Expense Limitation. This agreement may be terminated by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024. During the year ended October 31, 2023, there has been no recoupment of previously waived and reimbursed fees. As of October 31, 2023, the fees which were previously waived by the Adviser which may be subject to possible future reimbursement, are as follows:

	Expiring	Expiring	Expiring

	2024	2025	2026	Total
Ninety One Global Franchise Fund	$298,685	$371,159	$390,301	$1,060,145
Ninety One International Franchise Fund	52,014	174,145	191,683	417,842
Ninety One Emerging Markets Equity Fund	408,170	386,556	589,896	1,384,622
Ninety One Global Environment Fund	54,956	175,611	180,711	411,278

6. Investment Transactions:

For the year ended October 31, 2023, the Ninety One Global Franchise Fund made purchases of $36,979,269 and sales of $22,530,590 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

For the year ended October 31, 2023, the Ninety One International Franchise Fund made purchases of $126,862 and sales of $556,231 in investment securities

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023

other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

For the year ended October 31, 2023, the Ninety One Emerging Markets Equity Fund made purchases of $233,729,936 and sales of $112,946,094 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

For the year ended October 31, 2023, the Ninety One Global Environment Fund made purchases of $14,709,970 and sales of $18,860,296 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. The permanent differences primarily consist of foreign currency translations, capital gains tax and investments in PFICs.

For year ended October 31, 2023, there were no permanent difference between Paid in capital and Distributable earnings.

The tax character of dividends and distributions declared during the last two fiscal periods was as follows:

	Ordinary Income	Long-Term Capital Gain	Total

Ninety One Global Franchise Fund

2023	$928,488	$—	$928,488

2022	334,326	—	334,326

Ninety One International Franchise Fund

2023	7,354	—	7,354

2022	—	—	—

Ninety One Emerging Markets Equity Fund

2023	2,859,338	—	2,859,338

2022	2,179,224	7,379,997	9,559,221

Ninety One Global Environment Fund

2023	105,011	—	105,011

2022	68,521	—	68,521

As of October 31, 2023, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023

Ninety One Global Franchise Fund

Undistributed Ordinary Income	$875,079
Capital Loss Carryforwards	(7,428,568)
Unrealized Appreciation	23,366,086
Other Temporary Differences	(2)

Total Accumulated Gain	$16,812,595

Ninety One International Franchise Fund

Undistributed Ordinary Income	$11,660
Capital Loss Carryforwards	(102,724)
Unrealized Depreciation	(101,712)

Total Accumulated Loss	$(192,776)

Ninety One Emerging Markets Equity Fund

Undistributed Ordinary Income	$5,615,704
Capital Loss Carryforwards	(32,653,017)
Unrealized Depreciation	(13,140,215)
Other Temporary Differences	(2)

Total Accumulated Loss	$(40,177,530)

Ninety One Global Environment Fund

Undistributed Ordinary Income	$228,431
Capital Loss Carryforwards	(701,080)
Unrealized Depreciation	(7,086,827)

Total Accumulated Loss	$(7,559,476)

During the year ended October 31, 2023, none of the funds utilized capital loss carryforwards to offset capital gains.

Capital loss carryforward rules allow for Registered Investment Companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term.

The Funds have capital losses carried forward as follows:

	Short-Term Loss	Long-Term Loss	Total

Ninety One Global Franchise Fund	$2,806,825	$4,621,743	$7,428,568

Ninety One International Franchise Fund	38,103	64,621	102,724

Ninety One Emerging Markets Equity Fund	17,362,457	15,290,560	32,653,017

Ninety One Global Environment Fund *	269,346	431,734	701,080

* The Global Environment Fund utilization of carryforwards will be subject to annual limitations.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023

on investments for tax and book purposes. The Funds’ net unrealized appreciation difference is attributable primarily to wash sales and investments in PFICs.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at October 31, 2023, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Ninety One Global Franchise Fund

	$261,731,659	$39,399,531	$(16,033,445)	$23,366,086

Ninety One International Franchise Fund

	1,246,538	53,617	(155,329)	(101,712)

Ninety One Emerging Markets Equity Fund

	265,218,997	13,193,628	(26,045,496)	(12,851,868)*

Ninety One Global Environment Fund

	32,207,662	315,041	(7,401,868)	(7,086,827)

* The difference in unrealized depreciation is attributable to Foreign Capital Gains Tax Payable.

8. Concentration of Risks:

As with all management investment companies, a shareholder of the Funds is subject to the risk that his or her investment could lose money. The Funds are subject to the principal risks noted below, any of which may adversely affect the Funds’ net asset value (“NAV”) and ability of a Fund to meet that Fund’s investment objective.

Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goals. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. Each Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers. Accordingly,

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023

each Fund will be more susceptible to negative events affecting a small number of holdings than a diversified fund.

Climate Change Focused Investment Risk (Global Environment Fund) – Because the Fund focuses its investments in securities of companies involved in climate change-related industries, the Fund will be more susceptible to events or factors affecting these companies, and the market prices of its portfolio securities may be more volatile than those of funds that are more diversified. The Fund is particularly susceptible to changes in global and regional climates, environmental protection regulatory actions, changes in government standards and subsidy levels, changes in taxation and other domestic and international political, regulatory and economic developments. Because society’s focus on climate change issues is relatively new, the emphasis and direction of governmental policies is subject to significant change, and rapid technological change could render even new approaches and products obsolete. Some companies involved in climate change-related industries have more limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the market prices of securities of companies involved in climate change-related industries tend to be considerably more volatile than those of companies in more established sectors and industries.

Depositary Receipts Risk (All Funds) – ADRs are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. GDRs, EDRs, and other types of Depositary Receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of Depositary Receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in Depositary Receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a Depositary Receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the Depositary Receipt and the underlying security. The values of Depositary Receipts may decline for a number of reasons relating to the issuers or sponsors of the Depositary Receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of Depositary Receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of Depositary Receipts may differ from the prices of securities upon which they are based. In addition, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023

Equity Risk (All Funds) – Equity securities include common and preferred stocks, shares of Depositary Receipts, as well as shares of ETFs that have economic characteristics similar to equity securities. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

ESG Criteria Risk (Global Environment Fund) – The Adviser may consider certain ESG factors as part of its decision to buy and sell securities with respect to the Global Environment Fund. Applying ESG factors to the investment analysis may impact the investment decision for securities of certain issuers and therefore the Fund may forgo some market opportunities available to funds that do not use ESG factors. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG factors.

ETFs Risk (Emerging Markets Equity Fund) – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023

ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their NAV and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Foreign Currency Risk (All Funds) – Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect a Fund’s performance. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Currency exchange rates can be volatile and can be affected by, among other factors, the actions or inactions by U.S. or foreign governments, central banks or supranational entities, the imposition of currency controls, speculation, or general economic or political developments in the U.S. or a foreign country.

Foreign Securities/Emerging Markets Risk (All Funds) – Investments in securities of foreign companies (including direct investments as well as investments through Depositary Receipts) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising a Fund’s portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023

as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

Risk of Investing in China (All Funds) – The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Since 1978, the Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Notwithstanding the economic reforms instituted by the Chinese government and the Chinese Communist Party, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect the public and private sector companies in which a Fund invests. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well. Such actions and a variety of other centrally planned or determined activities by the Chinese government could have a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies and the payments of dividends and interest by Chinese companies. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which a Fund invests. A Fund may invest in shares of Chinese companies traded on stock markets in China or Hong Kong. These stock markets have recently experienced high levels of volatility, which may continue in the future. The Hong Kong stock market may behave differently from the China stock markets and there may be little to no correlation between the performance of the Hong Kong stock market and the China stock markets.

In addition, periodically there may be restrictions on investments in Chinese companies. For example, on November 12, 2020, the President of the United States signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Communist Chinese military companies” or in instruments that are derivative of, or are designed to provide investment exposure to, those companies. The universe of affected securities can change from time to time. As a result of an increase in the number of investors looking to sell such securities, or because of an inability to

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023

participate in an investment that the Adviser otherwise believes is attractive, a Fund may incur losses. Certain securities that are or become designated as prohibited securities may have less liquidity as a result of such designation and the market price of such prohibited securities may decline, potentially causing losses to a Fund. In addition, the market for securities of other Chinese-based issuers may also be negatively impacted, resulting in reduced liquidity and price declines.

QFI Risk (Global Environment Fund) – The Fund intends to invest directly in A-Shares through the Adviser, who is licensed as a QFI. In addition, the QFI license of the Adviser may be revoked by the Chinese regulators if, among other things, the Adviser fails to comply with applicable Chinese regulations. If the Adviser’s QFI license was eliminated, the Fund could be required to dispose of a portion of its A-Shares holdings. This could have a material adverse impact on the Fund’s performance and its ability to meet its investment objective.

Stock Connect Investing Risk (Emerging Markets Equity Fund, Global Environment Fund, and International Franchise Fund) – Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude a Fund’s ability to invest in China A Shares through Stock Connect. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested, which could pose risks to a Fund. Moreover, China A Shares purchased through Stock Connect generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in China A Shares. Therefore, a Fund’s investments in China A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in China A Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for a Fund. Stock Connect will only operate on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when a Fund may be subject to the risk of price fluctuations of China A Shares during the time when Stock Connect is not trading. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023

uncertain, and they may have a detrimental effect on a Fund’s investments and returns.

Fund purchases of China A Shares through Stock Connect involve ownership rights that are exercised differently than those involved in U.S. securities markets. When a Fund buys a Shanghai Stock Exchange-listed or Shenzhen Stock Exchange-listed stock through Stock Connect, the Fund is purchasing a security registered under the name of the Hong Kong Securities Clearing Company Limited (“HKSCC”) that acts as a nominee holder for the beneficial owner of the Shanghai Stock Exchange-listed or Shenzhen Stock Exchange-listed stock. A Fund as the beneficial owner of the Shanghai Stock Exchange-listed or Shenzhen Stock Exchange-listed stock can exercise its rights through its nominee HKSCC. However, due to the indirect nature of holding its ownership interest through a nominee holder, a Fund might encounter difficulty in exercising or timely exercising its rights as the beneficial owner when trading through HKSCC under Stock Connect, and such difficulty may expose a Fund to risk of loss.

Sustainable Investment Risk (Global Environment Fund) – The Fund follows a sustainable investment approach by investing in companies that relate to certain sustainable development themes and demonstrate adherence to ESG practices. Accordingly, the Fund may have a significant portion of its assets invested in securities of companies conducting similar business or business within the same economic sector. Additionally, due to this sustainability approach, the Fund may not be invested in certain industries or sectors. As a result, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors. In addition, since ESG investing takes into consideration factors beyond traditional financial analysis, the investment opportunities for the Fund may be limited at times. Further, the regulatory landscape for ESG investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process. Similarly, government policies incentivizing companies to engage in ESG practices may fall out of favor, which could potentially limit the Fund’s investment universe. There is also a risk that the companies identified through the investment process may fail to adhere to ESG practices, which may cause the Fund to sell a security when it might otherwise be disadvantageous to do so.

9. Other:

At October 31, 2023, 84% of I Shares outstanding were held by five record shareholders and 79% of A Shares outstanding were held by three record shareholders owning 10% or greater of the aggregate total shares outstanding in the Ninety One Global Franchise Fund.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023

At October 31, 2023, 95% of I Shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding in the Ninety One International Franchise Fund.

At October 31, 2023, 54% of I Shares outstanding were held by one record shareholder and 90% of A Shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding in the Ninety One Emerging Markets Equity Fund.

At October 31, 2023, 93% of I Shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding in the Ninety One Global Environment Fund.

These shareholders were comprised of omnibus accounts that were held on behalf of multiple underlying shareholders.

10. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of October 31, 2023.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund III and the Shareholders of Ninety One Global Franchise Fund, Ninety One International Franchise Fund, Ninety One Emerging Markets Equity Fund and Ninety One Global Environment Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Ninety One Global Franchise Fund, Ninety One International Franchise Fund, Ninety One Emerging Markets Equity Fund, and Ninety One Global Environment Fund (collectively referred to as the “Funds”) (four of the funds constituting The Advisors’ Inner Circle Fund III (the “Trust”)), including the schedules of investments, as of October 31, 2023, and the related statements of operations, changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (four of the funds constituting The Advisors’ Inner Circle Fund III) at October 31, 2023, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The Advisors’ Inner Circle Fund III	Statements of operations	Statements of changes in net assets	Financial highlights
Ninety One Global Franchise Fund	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023	For each of the five years in the period ended October 31, 2023

Ninety One International Franchise Fund	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023	For each of the two years in the period ended October 31, 2023 and the period from August 31, 2021 (commencement of operations) through October 31, 2021

Ninety One Emerging Markets Equity Fund	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023	For each of the four years in the period ended October 31, 2023 and the period from November 28, 2018 (commencement of operations) through October 31, 2019

Ninety One Global Environment Fund	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023	For each of the two years in the period ended October 31, 2023 and the period from August 31, 2021 (commencement of operations) through October 31, 2021

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Ninety One North America, Inc. investment companies since 2017.

Philadelphia, Pennsylvania

December 29, 2023

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023 (UNAUDITED)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2023 to October 31, 2023.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023 (UNAUDITED)

	Beginning Account Value 5/01/23	Ending Account Value 10/31/23	Annualized Expense Ratios	Expenses Paid During Period*
Ninety One Global Franchise Fund
I Shares
Actual Fund Return	$1,000.00	$971.30	0.85%	$4.22
Hypothetical 5% Return	1,000.00	1,020.92	0.85	4.33
A Shares
Actual Fund Return	$1,000.00	$970.50	1.10%	$5.46
Hypothetical 5% Return	1,000.00	1,019.66	1.10	5.60

Ninety One International Franchise Fund
I Shares
Actual Fund Return	$1,000.00	$923.60	0.85%	$4.12
Hypothetical 5% Return	1,000.00	1,020.92	0.85	4.33

Ninety One Emerging Markets Equity Fund
I Shares
Actual Fund Return	$1,000.00	$948.00	0.85%	$4.17
Hypothetical 5% Return	1,000.00	1,020.92	0.85	4.33
A Shares
Actual Fund Return	$1,000.00	$947.40	1.09%	$5.35
Hypothetical 5% Return	1,000.00	1,019.71	1.09	5.55

Ninety One Global Environment Fund
I Shares
Actual Fund Return	$1,000.00	$832.90	0.90%	$4.16
Hypothetical 5% Return	1,000.00	1,020.67	0.90	4.58

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

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THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES[3,4]

William M. Doran (Born: 1940)	Chairman of the Board of Trustees (since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]

Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.

4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023

“Independent Trustees.” Mr. Doran is a Trustee who may be an “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-IAM-USA1. The following chart lists Trustees and Officers as of October 31, 2023.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd. FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, J.P. Morgan Funds (171 Portfolios) and Symmetry Panoramic Trust (16 Portfolios). Director of Chiron Capital Allocation Fund Ltd. FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES (continued)[3]

Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.

Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

OFFICERS

Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments, since 2004.

James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)	Attorney, SEI Investments, since 2017.
Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman), Legal & General Commodity Strategy Fund Offshore Ltd., Element Solutions Inc., Xerox Holdings Corporation and Lucid Group, IncElement Solutions Inc., Director of Xerox Holdings Corporation, and Director of Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Director of Navigator Global Investments Limited to 2020. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

Donald Duncan (Born: 1964)	Anti-Money Laundering Compliance Officer and Privacy Coordinator (since 2023)	Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.

Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)

Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

Other Directorships

Held in the Past Five Years

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023 (UNAUDITED)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on June 21–22, 2023 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023 (UNAUDITED)

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023 (UNAUDITED)

expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangement with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023 (UNAUDITED)

advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2023, tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2023, tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended October 31, 2023, the Funds are designating the following items with regard to distributions paid during the period.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends received Deduction (1)	Qualifying Dividend Income (2)
Ninety One Global Franchise Fund	0.00%	100.00%	100.00%	100.00%	100.00%
Ninety One International Franchise Fund	0.00%	100.00%	100.00%	39.64%	100.00%
Ninety One Emerging Markets Equity Fund	0.00%	100.00%	100.00%	0.91%	71.44%
Ninety One Global Environment Fund	0.00%	100.00%	100.00%	28.31%	54.09%

	Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Qualifying Business Income (6)	Foreign Tax Credit
Ninety One Global Franchise Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Ninety One International Franchise Fund	0.00%	0.00%	0.00%	0.00%	19.38% (7)
Ninety One Emerging Markets Equity Fund	0.00%	0.00%	0.00%	0.00%	18.55% (8)
Ninety One Global Environment Fund	0.00%	0.00%	0.00%	0.00%	18.64% (9)

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2023

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the amount of ordinary income that qualified for 20% Business Income Deduction.

(7)

The Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended October 31, 2023, the total amount of foreign source income was $12,237. The total amount of foreign tax credit to be paid is $1,768. Your allocable share of foreign tax credit will be reported on Form 1099-DIV.

(8)

The Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended October 31, 2023, the total amount of foreign source income was $5,190,987. The total amount of foreign tax credit to be paid is $651,413. Your allocable share of foreign tax credit will be reported on Form 1099-DIV.

(9)

The Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended October 31, 2023, the total amount of foreign source income was $255,081. The total amount of foreign tax credit to be paid is $24,058. Your allocable share of foreign tax credit will be reported on Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Ninety One Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-844-IAM-USA1

Investment Adviser:

Ninety One North America, Inc.

65 E 55th Street, 30th floor

New York, NY 10022

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

INV-AR-001-0600

(b)	Not applicable

Item 2. Code	of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit	Committee Financial Expert.

(a)(1)    The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2023			FYE October 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$717,900	None	None	$682,615	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	$807,756(2)	$88,500(4)	None	$126,709(2)
(d)	All Other Fees	None	None	$7,535(5)	None	None	$5,301

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2023			FYE October 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$137,200	None	None	$131,900	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust.

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		FYE October 31, 2023			FYE October 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$30,624	None	None	$30,050	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by KPMG (“KPMG”) related to the Trust.

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		FYE October 31, 2023			FYE October 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$363,625	None	None	$322,500	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	$282,908(3)	None	None	$218,015(3)

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(3)	Non-audit fees consist of SSAE No. 18 report over investment management activities and non-statutory audit reports of Legal & General Investment Management America, Inc.

(4)	Fees in connection with international withholding tax analysis.

(5)	Non-audit assurance engagements for service affiliates of the funds.

(e)(1)    The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	FYE October 31, 2023	FYE October 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	FYE October 31, 2023	FYE October 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	FYE October 31, 2023	FYE October 31, 2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):

	FYE October 31, 2023	FYE October 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)        Not applicable.

(g)        The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $815,291 and $132,010 for 2023 and 2022, respectively.

(g)        The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2023 and 2022, respectively.

(g)        The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2023 and 2022, respectively.

(g)        The aggregate non-audit fees and services billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $282,908 and $218,015 for 2023 and 2022, respectively.

(h)        During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)        Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)        Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.    Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b)     Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)
/s/ Michael Beattie

Michael Beattie, President

Date: January 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie

Michael Beattie, President
Date: January 9, 2024

By (Signature and Title)	/s/ Andrew Metzger

Andrew Metzger,
Treasurer, Controller, and CFO

Date: January 9, 2024